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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):               July 25, 1997
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                            TEXAS INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




    Delaware                         1-4887                   75-0832210
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(State or Other Jurisdiction       (Commission               (IRS Employer
of Incorporation)                  File Number)          Identification Number)



  1341 W. Mockingbird Lane, Suite 700W, Dallas, Texas           75247
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       (Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:        (972) 647-6700
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.       OTHER EVENTS.

       On July 25, 1997 the Registrant revised its offer to merge with Chaparral Steel Company. In the revised offer the holders of the public stock of Chaparral Steel Company would receive $15.50 cash for each share of public stock outstanding. Upon consummation of the merger, Chaparral Steel Company would become a wholly-owned subsidiary of Registrant.


ITEM 7.       EXHIBITS.


              Exhibit 5.1 Texas Industries, Inc. Letter to Board of Directors of Chaparral Steel Company dated July 25, 1997
                            Presenting Revised Cash Merger Offer to Chaparral
                            Steel Company.

              Exhibit 5.2   "Texas Industries Revises Offer to Merge with
                            Chaparral Steel" Press Release (Dallas, Texas -
                            July 25, 1997)


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           TEXAS INDUSTRIES, INC.



Date:     July 29, 1997                    By:   /s/ ROBERT C. MOORE
       -------------------                      --------------------------------
                                                  Robert C. Moore
                                                  Vice President & Secretary
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                               INDEX TO EXHIBITS



       Exhibit
       Number        Description
       ------        -----------------------------------------------------
          5.1        Texas Industries, Inc. Letter to Board of Directors of
                     Chaparral Steel Company dated July 25, 1997 Presenting
                     Revised Cash Merger Offer to Chaparral Steel Company.

          5.2        "Texas Industries Revises Offer to Merge with Chaparral
                     Steel" Press Release (Dallas, Texas - July 25, 1997)